TO THE STOCKHOLDERS

F

or the three months ended March 31, 2023, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 7.46% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 7.63%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 7.50% during this period. For the twelve months ended March 31, 2023, return on net asset value was (5.35)% and return to our stockholders was (5.85)% which compares to the return of the S&P 500 Stock Index of (7.73)%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2023 it was 16.61%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2023, the net assets applicable to the Company’s Common Stock were $1,117,915,278 equal to $46.66 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2023 was $77,481,168. During this period, the net realized gain on investments was $25,416,081 and the increase in net unrealized appreciation was $52,683,847. Net investment income for the three months was $2,209,233. Distributions to preferred shareholders amounted to $2,827,993. During the three months, the Company also repurchased 19,246 of its shares at a cost of $725,535, an average discount to net asset value of 16.7%.

While the first quarter performance of the S&P 500 has surprised many with its strong return, breadth has been limited, with the equal-weighted S&P 500 rising just 2.9%, compared with the traditionally reported cap-weighted S&P 500 increase of 7.46%. The top 12 stocks in the S&P 500 accounted for all of the index’s performance for the quarter. Large-cap technology stocks led the way recapturing some of their significant underperformance last year as interest rate increase expectations have yielded to anticipation of future rate decreases given recent adverse developments in the banking sector. At its current price, the S&P 500 is trading for more than 19 times 2023 expected earnings, a relatively high valuation.

Companies’ ability to manage in this environment has been impressive, though the number of negative operating margin factors has been growing. Layoffs, particularly among the mid to upper-income strata, have been rising. Economic data in the U.S. continue to deteriorate, as evidenced by volatile corporate business surveys, weak consumer spending, rising default rates, and soft commercial real estate markets. Savings rates continue to plumb levels associated with recessions as inflation remains elevated, albeit lower than a year ago. A modest cushion remains leftover from large government pandemic payments to households, local governments, and businesses. Financial conditions in the world economy may continue to ease as central banks, despite a possible short-term technical respite for the banking sector, return to reducing liquidity to beat back inflation. The receding fund flows could exacerbate weak economic performance.

In contrast to six months ago, reduced inflation pressure gives the central banks more flexibility to adjust policy. The dollar’s poor performance has also had favorable implications for both revenues and margins for multinational companies. However, sourcing foreign products might yield more inflationary pressures. Though good comparisons may diminish as the year progresses, energy prices have retreated significantly since the year-ago period and may aid corporate transportation costs.

In sum, the investing environment remains murky, with elevated valuations for the largest companies. While a soft landing for the economy appears plausible, high-frequency data would suggest that probability may be declining. Considering this, the equity market could experience higher volatility as it adjusts to the still-fluid economic environment amid central bank actions, geo-political developments, and complex budget negotiations for the U.S. government. Though we continue to view equities favorably for the long term, they face stiff competition from fixed-income securities. For now, their progress may continue haltingly until the central banks have achieved their goals and the economy successfully adjusts to a new environment.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2023. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 26, 2023

STATEMENT OF INVESTMENTS March 31, 2023 (Unaudited)
General American Investors

2

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (9.1%)	Media and Entertainment (5.7%)
	429,923	Alphabet Inc. - Class C (a)		$44,711,992
	1,437,969	Angi Inc. - Class A (a)		3,264,190
	22,000	Meta Platforms, Inc. - Class A (a)		4,662,680
	111,478	The Walt Disney Company (a)		11,162,292
			(Cost $35,775,205)	63,801,154
	Telecommunication Services (3.4%)
	446,392	AT&T Inc.		8,593,046
	202,348	T-Mobile US, Inc. (a)		29,308,084
			(Cost $30,395,828)	37,901,130
			(Cost $66,171,033)	101,702,284

Consumer Discretionary (8.8%)	Consumer Services (1.8%)
	208,157	Expedia Group, Inc. (a)	(Cost $25,343,867)	20,197,474

	Distribution & Retail (7.0%)
	286,000	Amazon.com, Inc. (a)		29,540,940
	214,592	Bath & Body Works, Inc.		7,849,775
	525,092	The TJX Companies, Inc.		41,146,209
			(Cost $19,081,917)	78,536,924
			(Cost $44,425,784)	98,734,398

Consumer Staples (10.2%)	Distribution & Retail (2.4%)
	53,000	Costco Wholesale Corporation	(Cost $1,601,596)	26,334,110

	Food, Beverage and Tobacco (5.8%)
	325,000	Nestlé S.A. (Switzerland)		39,591,781
	140,000	PepsiCo, Inc.		25,522,000
			(Cost $15,322,831)	65,113,781
	Household and Personal Products (2.0%)
	435,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,310,109)	22,498,113
			(Cost $29,234,536)	113,946,004

Energy (4.9%)	619,230	Cameco Corporation (Canada)		16,205,249
	81,991	Chevron Corporation		13,377,652
	1,120,030	Energy Transfer LP		13,966,774
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		27,897
	83,512	Hess Corporation		11,051,978
			(Cost $30,620,605)	54,629,550

Financials	Banks (2.0%)
(20.1%)	80,000	JPMorgan Chase & Co.		10,424,800
	100,000	M&T Bank Corporation		11,957,000
			(Cost $3,188,933)	22,381,800
	Financial Services (6.6%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		51,216,000
	243,415	Nelnet, Inc.		22,367,404
			(Cost $2,968,650)	73,583,404
	Insurance (11.5%)
	863,403	Arch Capital Group Ltd. (a) (Bermuda)		58,599,162
	250,000	Axis Capital Holdings Limited (Bermuda)		13,630,000
	129,196	Everest Re Group, Ltd. (Bermuda)		46,254,752
	170,327	MetLife, Inc.		9,868,746
			(Cost $28,454,112)	128,352,660
			(Cost $34,611,695)	224,317,864

3

STATEMENT OF INVESTMENTS March 31, 2023 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Health Care (8.1%)	Pharmaceuticals, Biotechnology and Life Sciences (8.1%)
	40,010	Danaher Corporation		$10,084,120
	119,900	Gilead Sciences, Inc.		9,948,103
	260,439	Intra-Cellular Therapies, Inc. (a)		14,102,772
	179,326	Merck & Co., Inc.		19,078,493
	1,914,424	Paratek Pharmaceuticals, Inc. (a)		4,862,637
	365,808	Pfizer Inc.		14,924,966
	15,076	Regeneron Pharmaceuticals, Inc. (a)		12,387,497
	223,201	Valneva SE (a) (France)		1,169,399
	345,000	Valneva SE ADR (a) (France)		3,512,100
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		568,882
			(Cost $56,866,986)	90,638,969

Industrials (11.1%)	Capital Goods (3.6%)
	799,054	BAE Systems plc (United Kingdom)		9,685,611
	86,131	Eaton Corporation plc (Ireland)		14,757,686
	165,000	Raytheon Technologies Corporation		16,158,450
			(Cost $20,676,991)	40,601,747
	Commercial and Professional Services (6.4%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	70,976,302

	Transportation (1.1%)
	400,000	Uber Technologies, Inc. (a)	(Cost $10,945,394)	12,680,000
			(Cost $38,969,074)	124,258,049

Information Technology (23.3%)	Semiconductors and Semiconductor Equipment (8.9%)
	383,364	AIXTRON SE (Germany)		12,984,129
	61,652	Applied Materials, Inc.		7,572,715
	79,600	ASML Holding N.V. (Netherlands)		54,184,516
	25,000	Broadcom Inc.		16,038,500
	58,009	Universal Display Corporation		8,998,936
			(Cost $23,000,123)	99,778,796
	Software and Services (7.3%)
	20,000	Adobe Inc. (a)		7,707,400
	215,000	Microsoft Corporation		61,984,500
	34,381	Tyler Technologies, Inc. (a)		12,192,878
			(Cost $23,048,837)	81,884,778
	Technology, Hardware and Equipment (7.1%)
	321,000	Apple Inc.		52,932,900
	500,000	Cisco Systems, Inc.		26,137,500
			(Cost $8,362,996)	79,070,400
			(Cost $54,411,956)	260,733,974

Materials (5.0%)	504,528	Agnico Eagle Mines Limited (Canada)		25,715,792
	1,005,438	Alamos Gold Inc. - Class A (Canada)		12,296,507
	970,960	Algoma Steel Group Inc. (Canada)		7,845,357
	243,593	Cleveland-Cliffs Inc. (a)		4,465,060
	198,248	Huntsman Corporation		5,424,065
	874,076	Venator Materials PLC (a) (United Kingdom)		353,826
			(Cost $55,516,071)	56,100,607

Miscellaneous (0.7%)	1,899,750	Other (c)	(Cost $9,827,535)	7,802,083

		TOTAL COMMON STOCKS (101.3%)	(Cost $420,655,275)	$1,132,863,782

4

STATEMENT OF INVESTMENTS March 31, 2023 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

		PURCHASED OPTIONS (a)		Value (Note 1a)
Put	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional
Materials	400	Steel Dynamics, Inc./May 19, 2023/$95/$3,800,000	(Cost $160,807)	$56,000
(0.0%)
	Principal	Short-Term Securities
	$25,000,000	U.S. Treasury Bill due June 29, 2023, 4.5465% (d)	(Cost $24,719,001)	24,718,760

	Shares
	148,645,467	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.63% (e)	(Cost $148,645,467)	148,645,467

		TOTAL SHORT-TERM SECURITIES (15.5%)	(Cost $173,364,468)	173,364,227

TOTAL INVESTMENTS (f) (116.8%)			(Cost $594,180,550)	1,306,284,009
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)				1,748,444
				1,308,032,453
PREFERRED STOCK (-17.0%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,117,915,278

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At March 31, 2023, the cost of investments and derivatives for Federal income tax purposes was $592,640,174; aggregate gross unrealized appreciation was $736,770,306; aggregate gross unrealized depreciation was $23,270,015; and net unrealized appreciation was $713,500,291.

STATEMENT OF OPTIONS WRITTEN March 31, 2023 (Unaudited)

Call	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Consumer Discretionary (0.1%)	774	Bath & Body Works, Inc./May 19, 2023/ $40/$3,096,000	$243,677	$96,750

*The maximum cash outlay if all options are exercised is $3,096,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended March 31, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
AT&T Inc.	446,392	446,392
BAE Systems plc	501,628	799,054	(b)
Danaher Corporation	40,010	40,010

Additions
Agnico Eagle Mines Limited	89,387	504,528
Expedia Group, Inc.	41,092	208,157
Paratek Pharmaceuticals, Inc.	30,031	1,914,424
Pfizer Inc.	20,000	365,808
Tyler Technologies, Inc.	2,761	34,381

Decreases
Eliminations
Abbott Laboratories	62,000	—
Target Corporation	95,000	—

Reductions
Adobe Inc.	10,000	20,000
Alamos Gold Inc. - Class A	395,404	1,005,438
Alphabet Inc. - Class C	80,077	429,923
Angi Inc. - Class A	43,763	1,437,969
Arch Capital Group Ltd.	50,000	863,403
Bath & Body Works, Inc.	180,000	214,592
Broadcom Inc.	5,000	25,000
Cleveland-Cliffs Inc.	70,000	243,593
Energy Transfer LP	350,000	1,120,030
Intra-Cellular Therapies, Inc.	23,000	260,439
Meta Platforms, Inc. - Class A	7,500	22,000
Microsoft Corporation	20,000	215,000
T-Mobile US, Inc.	55,602	202,348
The TJX Companies, Inc.	25,000	525,092

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

6

PORTFOLIO DIVERSIFICATION March 31, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2023 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$23,000	$99,779	8.9%
Software & Services	23,049	81,885	7.3
Technology, Hardware & Equipment	8,363	79,070	7.1
	54,412	260,734	23.3
Financials
Banks	3,189	22,382	2.0
Financial Services	2,969	73,583	6.6
Insurance	28,454	128,353	11.5
	34,612	224,318	20.1
Industrials
Capital Goods	20,677	40,602	3.6
Commercial & Professional Services	7,347	70,976	6.4
Transportation	10,945	12,680	1.1
	38,969	124,258	11.1
Consumer Staples
Distribution & Retail	1,601	26,334	2.4
Food, Beverage & Tobacco	15,323	65,114	5.8
Household & Personal Products	12,310	22,498	2.0
	29,234	113,946	10.2
Communication Services
Media & Entertainment	35,775	63,801	5.7
Telecommunication Services	30,396	37,901	3.4
	66,171	101,702	9.1
Consumer Discretionary
Consumer Services	25,344	20,197	1.8
Distribution & Retail	19,082	78,537	7.0
	44,426	98,734	8.8
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	56,867	90,639	8.1

Materials	55,677	56,157	5.0
Energy	30,621	54,630	4.9
Miscellaneous**	9,827	7,802	0.7

	420,816	1,132,920	101.3
Short-Term Securities	173,365	173,364	15.5
Total Investments	$594,181	1,306,284	116.8
Other Assets in Excess of Liabilities		1,748	0.2
Preferred Stock		(190,117)	(17.0)
Net Assets Applicable to Common Stock		$1,117,915	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES March 31, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $420,655,275)		$1,132,863,782
Purchased options (cost $160,807; note 4)		56,000
U.S. Treasury bills (cost $24,719,001)		24,718,760
Money market fund (cost $148,645,467)		148,645,467

Total investments (cost $594,180,550)		1,306,284,009

OTHER ASSETS
Cash	$52,947
Receivable for securities sold	6,656,745
Dividends, interest and other receivables	1,458,205
Present value of future office lease payments (note 8)	3,387,025
Qualified pension plan asset, net excess funded (note 7)	7,861,319
Prepaid expenses, fixed assets, and other assets	715,759	20,132,000

TOTAL ASSETS		1,326,416,009

Liabilities
Payable for securities purchased	1,396,378
Accrued compensation payable to officers and employees	1,154,959
Outstanding options written, at value (premiums received $243,677; note 4)	96,750
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	3,387,025
Accrued supplemental pension plan liability (note 7)	4,927,601
Accrued supplemental thrift plan liability (note 7)	6,743,129
Accrued expenses and other liabilities	457,759

TOTAL LIABILITIES		18,383,556

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 23,959,776 shares (note 5)		$1,117,915,278

NET ASSET VALUE PER COMMON SHARE		$46.66

Net Assets Applicable to Common Stock
Common Stock, 23,959,776 shares at $1 par value per share (note 5)	$23,959,776
Additional paid-in capital (note 5)	358,505,201
Unallocated distributions on Preferred Stock	(3,047,948)
Total distributable earnings (note 5)	738,103,253
Accumulated other comprehensive income (note 7)	394,996

NET ASSETS APPLICABLE TO COMMON STOCK		$1,117,915,278

8

STATEMENT OF OPERATIONS Three Months Ended March 31, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $56,874)		$3,754,513
Interest		1,680,243
		5,434,756

Expenses
Investment research	$1,865,061
Administration and operations	820,647
Office space and general	246,609
Transfer agent, custodian, and registrar fees and expenses	85,228
Auditing and legal fees	79,081
Directors’ fees and expenses	59,548
State and local taxes	40,192
Stockholders’ meeting and reports	29,157	3,225,523

NET INVESTMENT INCOME		2,209,233

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	23,869,386
Purchased options	(863,568)
Written options	2,406,692
Foreign currency transactions	3,571
	25,416,081
Net increase (decrease) in unrealized appreciation:
Common stocks	53,559,828
Purchased options	(397,960)
Written options	(481,799)
Short-term securities and other	3,778
	52,683,847
GAINS AND APPRECIATION ON INVESTMENTS		78,099,928
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		80,309,161
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$77,481,168

STATEMENTS OF CHANGES IN NET ASSETS

Operations	Three Months Ended March 31, 2023 (Unaudited)	Year Ended December 31, 2022
Net investment income	$2,209,233	$5,508,597
Net realized gain on investments	25,416,081	29,845,465
Net increase (decrease) in unrealized appreciation	52,683,847	(212,628,738)
	80,309,161	(177,274,676)
Distributions to Preferred Stockholders	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,481,168	(188,586,648)

Other Comprehensive Loss - Funded Status of Defined Benefit Plans (Note 7)	—	(995,115)

Distributions to Common Stockholders	—	(36,099,231)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	9,187,543
Cost of Common Shares purchased	(725,535)	(25,135,568)
DECREASE IN NET ASSETS - CAPITAL SHARE TRANSACTIONS	(725,535)	(15,948,025)
NET INCREASE (DECREASE) IN NET ASSETS	76,755,633	(241,629,019)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,041,159,645	1,282,788,664

END OF PERIOD	$1,117,915,278	$1,041,159,645

9

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2023 and for each year in the five-year period ended December 31, 2022. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months Ended March 31, 2023 (unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.42		$52.59	$44.00	$43.70	$34.51	$40.47
Net investment income	0.09		0.22	0.02	0.13	0.33	0.31
Net gain (loss) on common stocks, options and other-realized and unrealized	3.27		(7.38)	12.14	3.10	11.78	(3.03)
Other comprehensive income (loss)	—		(0.04)	0.20	0.03	(0.01)	(0.05)
	3.36		(7.20)	12.36	3.26	12.10	(2.77)
Distributions on Preferred Stock:
Dividends from net investment income	—		(0.07)	(0.06)	(0.03)	(0.07)	(0.06)
Distributions from net capital gains	—		(0.40)	(0.41)	(0.43)	(0.39)	(0.38)
Unallocated	(0.12)		—	—	—	—	—
	(0.12)		(0.47)	(0.47)	(0.46)	(0.46)	(0.44)
Total from investment operations	3.24		(7.67)	11.89	2.80	11.64	(3.21)
Distributions on Common Stock:
Dividends from net investment income	—		(0.14)	(0.46)	(0.15)	(0.39)	(0.29)
Distributions from net capital gains	—		(1.36)	(2.84)	(2.35)	(2.06)	(2.46)
	—		(1.50)	(3.30)	(2.50)	(2.45)	(2.75)
Net asset value, end of period	$46.66		$43.42	$52.59	$44.00	$43.70	$34.51
Per share market value, end of period	$38.91		$36.15	$44.20	$37.19	$37.74	$28.44

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	7.63	%*	(14.92)%	28.16%	5.23%	41.54%	(9.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,117,915		$1,041,160	$1,282,789	$1,087,971	$1,081,698	$896,789
Ratio of expenses to average net assets applicable to Common Stock	1.18	%**	1.13%	1.24%	1.22%	1.28%	1.20%
Ratio of net income to average net assets applicable to Common Stock	0.81	%**	0.50%	0.05%	0.32%	0.81%	0.78%
Portfolio turnover rate	4.88	%*	16.53%	24.74%	19.33%	17.76%	23.00%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	688%		648%	775%	672%	669%	572%
Asset coverage per share	$172.00		$161.91	$193.68	$168.07	$167.24	$142.93
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.82		$25.50	$26.86	$27.50	$27.60	$25.72

*Not annualized

**Annualized

10

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.

Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.

Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c.

Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

d.

Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.

Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.

Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.

Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.

Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i.

Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally for over three years. For the most part, governments worldwide responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Multiple vaccines and improved treatments have been developed and administered to those seeking immunization or requiring medical intervention with the goal of reducing the impact of the virus. Increased market volatility has occurred as a result of the spread of variants in the virus. More recently, the expiration of fiscal stimulus programs and reduced monetary accommodations by the Federal Reserve (i.e., increasing interest rates, cessation of asset purchases, and asset sales more recently) have contributed to further market volatility. The Company continues to operate in a hybrid work fashion (i.e., work from both home and in the office).

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the three months ended March 31, 2023. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,132,863,782	—	—	$1,132,863,782
Purchased options	56,000	—	—	56,000
U.S. Treasury bills	—	$24,718,760	—	24,718,760
Money market fund	148,645,467	—	—	148,645,467
Total	$1,281,565,249	$24,718,760	—	$1,306,284,009

Liabilities
Options written	$96,750	—	—	$96,750

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2023 amounted to $54,657,016 and $85,638,518, on long transactions, respectively.

4. Options – In order to enhance financial statement disclosure for derivative instruments, the following table is intended to enable investors to understand: a) how and why the Company uses purchased and written options on equity securities, b) how purchased and written options on equity securities are accounted for, and c) how purchased and written options on equity securities affect the Company’s financial position and results of operations. As of March 31, 2023, the Company has not offset any of the positions and the positions are presented gross on the Statement of Assets and Liabilities.

The following table presents options contracts by location and as presented on the Statement of Assets and Liabilities as of March 31, 2023.

	Asset Options		Liability Options
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Purchased options	$56,000	Outstanding options written, at value	$96,750

The following table presents the effect of options activity on the Statement of Operations for the three months ended March 31, 2023.

Underlying Risk	Statement of Operations	Realized Gain (Loss) on Options	Change in Unrealized Appreciation (Depreciation) on Options
Equity	Purchased options	$(863,568)	$(397,960)
Equity	Written options	2,406,692	(481,799)
		$1,543,124	$(879,759)

The average monthly options activity during the three months ended March 31, 2023.

	Purchased Options Contracts	Written Options Contracts
Numbers of Contracts	328	2,223

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,959,776 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2023.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. Cumulatively, the Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2023 and the year ended December 31, 2022 were as follows:

	Shares		Amount
	2023	2022	2023	2022
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	253,791	—	$253,791
Increase in paid-in capital	—	—	—	8,933,752
Total increase	—	253,791	—	9,187,543

Par value of Shares purchased (at an average discount from net asset value of 16.7% and 16.8%, respectively)	(19,246)	(666,903)	$(19,246)	(666,903)
Decrease in paid-in capital	—	—	(706,289)	(24,468,665)
Total decrease	(19,246)	(666,903)	(725,535)	(25,135,568)
Net decrease	(19,246)	(413,112)	$(725,535)	$(15,948,025)

At March 31, 2023, the Company held in its treasury 8,021,096 shares of Common Stock with an aggregate cost of $283,462,286.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

The tax basis distributions during the year ended December 31, 2022 are as follows: ordinary distributions of $4,845,219 and net capital gains distributions of $42,565,984. As of December 31, 2022, distributable earnings on a tax basis totaled $664,077,324 consisting of $3,257,712 from undistributed net capital gains and $660,819,612 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2022. As a result, additional paid-in capital was decreased by $1,325,000 and total distributable earnings was increased by $1,325,000. Net assets were not affected by this reclassification. As of December 31, 2022, the Company had wash loss deferrals of $192,525 and straddle loss deferrals of $2,408,944.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2023 to its officers (identified on back cover) amounted to $2,000,503.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2023 were:

Service cost	$99,824
Interest cost	293,028
Expected return on plan assets	(488,077)
Net periodic benefit cost	$(95,225)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2023 was $119,285. The qualified thrift plan acquired 5,800 shares in the open market of the Company’s Common Stock during the three months ended March 31, 2023 and held 609,663 shares of the Company’s Common Stock at March 31, 2023.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $148,600 for the three months ended March 31, 2023. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2023, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2023	$475,000
2024	663,000
2025	663,000
2026	663,000
2027	663,000
Thereafter	553,000
Total Remaining Lease Payments	3,680,000
Effect of Present Value Discounting	(292,975)
Present Value of Future Office Lease Payments	$3,387,025

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

OTHER MATTERS (Unaudited)
General American Investors

15

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 13-14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2022 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 27, 2023, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2022 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT

March 31, 2023

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Rose P. Lynch
Rodney B. Berens	Jeffrey W. Priest
Clara E. Del Villar	Savannah Sachs
John D. Gordan, III	Henry R. Schirmer
Betsy F. Gotbaum

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration,
Principal Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 26, 2023 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	23,367,555	2,886,005
Spencer Davidson	23,363,154	2,890,406
Clara E. Del Villar	23,847,772	2,405,788
John D. Gordan, III	22,740,090	3,513,470
Betsy F. Gotbaum	23,317,282	2,936,278
Rose P. Lynch	23,626,345	2,627,215
Jeffrey W. Priest	23,520,217	2,733,343
Savannah Sachs	23,774,594	2,478,966

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	5,994,987	95,408
Henry R. Schirmer	5,975,763	114,632

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2023:
For - 24,281,840; Against - 1,877,089; Abstain - 94,631